EXHIBIT 10.1


                 ADDENDUM TO AMENDED AND RESTATED LOAN AGREEMENT

This Addendum to Amended and Restated Loan Agreement (the "Addendum") is entered into as of the 31st day of October, 2000, between John Deere Construction Equipment Company, Deere Credit, Inc., and John Deere Company, A Division of Deere & Company (collectively referred to as the "Lender") and RDO Agriculture Equipment Co. ("RDO Agriculture") and RDO Construction Equipment Co. ("RDO Construction") (RDO Agriculture and RDO Construction are collectively referred to herein as the "Borrower").

                                    RECITALS

         A. On July 31, 2000, Lender and Borrower entered into an Amended and Restated Loan Agreement pursuant to which Lender extended a Line of Credit in the maximum amount of One Hundred Five Million and 00/100 Dollars ($105,000,000.00) to Borrower;

         B. Lender and Borrower wish to amend the Loan Agreement to extend the term of the Line of Credit and make certain other changes in the Loan Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Addendum, and other good and valuable consideration, the receipt and sufficiency of which is expressly acknowledged, the parties hereto agree as follows:

         1. Capitalized terms not defined in this Addendum shall have the meaning provided to them in the Loan Agreement.

         2. The definition of Line of Credit Rate is amended to read in its entirety as follows:

         "Line of Credit Rate" means a rate equal to the lesser of (i) "Citibank base rate" (the interest announced publicly from time to time by Citibank, N.A. in New York, New York as the base (or "prime") rate it uses in determining the rate of interest it charges on loans) which was in effect at the close of business on the 15th day of the preceding month minus 0.75%, or (ii) the maximum rate of interest allowed by applicable law."

         3. The first sentence of Section 3 of the Loan Agreement is amended to read in its entirety as follows:

         "This loan agreement shall be renewed for an additional one year term to October 31, 2001."

         4. Section 11(ii) of the Loan Agreement is amended to read in its entirety as follows:

         "(ii) the ratio of the Consolidated EBIT on a rolling four-quarter basis to Consolidated Interest Expense at the end each of the following fiscal quarters end to be greater than or equal to

                  31 October 2000           0.00
                  31 January 2001           0.00
                  30 April 2001             0.00
                  31 July 2001              0.25
                  31 October 2001           0.50

         5. Except as expressly amended by this Addendum, the terms and conditions of the Loan Agreement remain in full force and effect. This Addendum may only be amended or modified by the terms of a written instrument signed by all parties hereto. This Addendum reflects the entire understanding of the parties with respect to the matters discussed herein.


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         IN WITNESS WHEREOF, the parties hereto have executed this Addendum effective as of the date first above written.


LENDER:                                          BORROWER:
John Deere Construction Equipment Company        RDO Agricultural Equipment Co.


By:  /s/ David A. Drescher                       By:  /s/ Thomas K. Espel
     ------------------------------------             --------------------------
     David A. Drescher

Its: Agent                                       Its: CFO/Treasurer
     ------------------------------------             --------------------------

John Deere Company, A Division of Deere &        RDO Construction Equipment Co.
Company

By:  /s/ David A. Drescher                       By:  /s/ Thomas K. Espel
     ------------------------------------             --------------------------
     David A. Drescher

Its: Agent                                       Its: CFO/Treasurer
     ------------------------------------             --------------------------

Deere Credit, Inc.


By:  /s/ David A. Drescher
     -----------------------------------
     David A. Drescher

Its: Vice President
     -----------------------------------


         The Guarantor, RDO Equipment Co., consents to the provisions of this Addendum and hereby expressly re-affirms its obligations pursuant to the Guaranty.

GUARANTOR:

RDO Equipment, Inc.


By:  /s/ Thomas K. Espel
     -------------------


Its: CFO/Treasurer
     -------------------